                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 27

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

September 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.


[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past 12 months, keeping the economy growing at a healthy pace. Although the economic environment remained positive, we experienced a slowdown over the last several months from the rapid growth early in the reporting period. The nation's gross domestic product (GDP) peaked at 6.0 percent in the fourth quarter of 1998, then fell to more sustainable levels in the first and second quarters of 1999.

EMPLOYMENT SITUATION

    The strong job market helped encourage continued economic growth by making consumers confident enough to spend at a brisk pace. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages and the number of jobs created continued to climb. However, some economists expressed concerns about the job market in recent months, with wages still increasing but productivity remaining stagnant. This has pushed the cost of labor higher, as evidenced by the Employment Cost Index, which jumped sharply in the second quarter of 1999.

INFLATION AND INTEREST RATES

    In addition to strong growth levels, inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed lowered interest rates 0.25 percent three times in the fall of 1998 in response to economic pressures, but, during the summer of 1999, reversed two of those decreases to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                    August 31, 1997, through August 31, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Nov 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Feb 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
May 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Aug 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Nov 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Feb 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
May 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Aug 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1999

                           VAN KAMPEN TECHNOLOGY FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Since inception total return based on
NAV(1)...................................   11.70%     11.60%      11.60%
Since inception total return(2)..........    5.28%      6.60%      10.60%
Commencement date........................  07/26/99   07/26/99   07/26/99

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. Specifically, there are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. Therefore, stocks of companies that rely on technology, science or communications, especially those of smaller or unseasoned companies, tend to be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Investors should carefully consider their risk tolerance before investing. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Pacific Stock Exchange Technology Index over time.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen Technology Fund vs. the Pacific Stock Exchange Technology Index (July 26, 1999, through August 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------------
Fund's Total Return
Total Return Since Inception = 5.28%
------------------------------------

                                                                                                PACIFIC STOCK EXCHANGE TECHNOLOGY
                                                              VAN KAMPEN TECHNOLOGY FUND -A                   INDEX
                                                              -----------------------------     ---------------------------------
Jul 26, 1999                                                               9425.                              10000.
Jul 30, 1999                                                               9595.                              10270.
Aug 6, 1999                                                                9237.                              10053.3
Aug 13, 1999                                                              10029.                              10538.9
Aug 20, 1999                                                              10048.                              10548.4
Aug 27, 1999                                                              10529.                              10817.4
Aug 31, 1999                                                              10529.                              10797.9

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                           VAN KAMPEN TECHNOLOGY FUND

We recently spoke to the management team of the Van Kampen Technology Fund about the key events and economic forces that shaped the markets since the Fund's inception on July 26, 1999. The team includes Gary M. Lewis, senior portfolio manager, who has managed the Fund since inception and worked in the investment industry since 1979. He is joined by Dudley Brickhouse, Janet Luby, and David Walker, portfolio managers; and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance between its inception and August 31, 1999.

   Q  COULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED?

   A Fears of inflation and higher interest rates helped limit the overall stock market's growth during the brief reporting period. On August 24, as expected, the Federal Reserve Board raised short-term interest rates for the second time in three months, reversing two of the Fed's three rate decreases from late 1998. Technology stocks, which have tended to be volatile in recent years, fluctuated widely during July and August. The NASDAQ stock market, which includes the stocks of many technology companies, fell to its lowest point in two months on August 10, but regained ground quickly and again neared its record high by the period's end.

   Q IN LIGHT OF THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND, AND HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE?

   A Our investment strategy is to look for stocks with rising earnings expectations and rising valuations. During the reporting period, we invested in those companies we believed had the potential to outperform earnings expectations, and we sold stocks if their underlying companies' earnings estimates or valuations were declining. We consistently manage the Portfolio from the "bottom up," meaning that we evaluate each company individually before deciding to invest.
     This strategy benefited the Fund, as we were successful in identifying a number of stocks that performed well during the reporting period. As a result, positive stock selection contributed to the Fund's overall return.

   Q  WHAT KINDS OF TECHNOLOGY COMPANIES DOES THE FUND INVEST IN?

   A We invest in companies that rely extensively on technology, science, or communications in their product development or operations. Although the Fund does invest in companies whose growth potential is tied to the
Internet--which, along with its enormous potential, carries a great deal of risk--we maintain a diversified portfolio across a number of different technology industries. For example, at the end of the reporting period, the Fund owned stocks in a wide variety of industries across the technology and science sectors, such as biotechnology, semiconductors, medical products, and wireless communications equipment.

   Q  WHICH INVESTMENTS PARTICULARLY HELPED THE FUND'S PERFORMANCE?

   A Technology stocks generally performed very well during the reporting period, benefiting the Fund. Internet companies continued their rapid growth. We were heavily invested in this sector, although we shifted our focus from service companies to firms that are helping to provide the infrastructure needed for high-speed data access. Holdings in this area that helped the Fund's return included

    - Harmonic and JDS Uniphase, which provide components for the next generation of cable and data networks;

    - Emulex and Brocade Communications Systems, which provide equipment used in the development of next generation storage networks;

    - Hi/fn, a developer of technology enabling "virtual private networks," which help connect remote employees and offices to corporate Intranets, reducing telecommunications costs; and

    - VeriSign, which develops encryption technology to establish secure Internet connections.

   Q  DID ANY NON-INTERNET RELATED TECHNOLOGY STOCKS BOOST THE FUND'S RETURN?

   A Yes. Wireless communications company Qualcomm was a successful investment for the Fund during the reporting period. In the health-care arena, the Fund was helped by the performance of a number of leading biotechnology firms, including MedImmune, Idec Pharmaceuticals, and Biogen.
    Of course, not all stocks in the Fund performed as favorably as those we have mentioned, and there's no guarantee that any of these stocks will perform as well in the future. For additional Fund Portfolio highlights, please refer to page 9.

   Q  DID ANY STOCKS HURT THE FUND?

   A The worst detractor to the Fund's return during the reporting period was Macrovision, which provides copy protection for motion pictures and other video materials. The company's stock fell sharply after the firm announced an acquisition that would dilute its earnings for 1999. We sold the stock in response to this development, though not soon enough to escape some of its price decline.
    Despite the excellent performance of biotechnology stocks during the reporting period, some other stocks with exposure to the health-care industry did not reward us. For example, InfoCure, a national provider of software products to physicians' offices, saw its stock suffer as a result of concerns about the company's growth capabilities.
    Laser Vision Centers, another health care-related company that provides lasers to eye surgeons for vision correction surgery, saw its stock price fall in response to fears of a price war in this competitive industry. We sold this stock in accordance with our discipline, which generally leads us to sell stocks that aren't being compensated by the market.

   Q  HOW DID THE FUND PERFORM OVERALL?

   A The Fund performed well during the brief reporting period, achieving a total return of 11.70 percent(1) as of August 31, 1999 (Class A shares at net asset value). By comparison, the Pacific Stock Exchange Technology
Index, a price-weighted, broad-based index composed of 100 listed and over-the-counter technology stocks from 15 different industries, returned 7.96 percent. Past performance doesn't guarantee future results. Please refer to the chart and footnotes on page 3 for additional performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND DURING THE NEXT SIX MONTHS?

   A Concerns about interest rates will make for an interesting next six months, and questions about the year 2000 problem could affect investors' decisions--although to what extent is uncertain. We do think that corporate spending on the year 2000 problem will lead to a slowdown in the software industry, because firms may delay their purchases of new software until after the new year. Also, we continue to adjust to a new "day trading" stock market culture, which has led to a new standard of volatility.
    Through all of these situations, we will continue to do what has worked well for us in the management of our other funds, which is invest according to our discipline. In volatile times our job is more difficult because it can be challenging to find stocks that meet our criteria. In that case, we search harder for stocks whose valuations are increasing or for those stocks whose valuations are declining the least. Either way, we have confidence in our investment strategy and plan to stick with it during all types of market conditions.


[SIG]
Gary M. Lewis

Senior Portfolio Manager

[SIG]
Dudley Brickhouse

Portfolio Manager

[SIG]
Janet Luby

Portfolio Manager

[SIG]
David Walker

Portfolio Manager

[SIG]
Stephen L. Boyd

Chief Investment
Officer
Equity Investments

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN TECHNOLOGY FUND

 TOP TEN PORTFOLIO HOLDINGS AS OF AUGUST 31, 1999*

HARMONIC develops and manufactures fiber-optic transmission
equipment for cable, satellite, and wireless networks.......  2.92%

EMULEX designs three types of network connectivity products:
network access servers, printer servers, and high-speed
fiber channel products......................................  2.23%

QUALCOMM is a leading designer, developer, and manufacturer
of digital wireless communications products.................  2.22%

LSI LOGIC designs, manufactures, and markets semiconductor
products and computer-storage systems solutions.............  2.10%

QLOGIC makes integrated circuits and adapter boards that
connect peripheral devices to computers.....................  2.01%

CONEXANT SYSTEMS supplies semiconductor products for a broad range of communications applications........................  2.00%

JDS UNIPHASE develops a range of products used by systems
manufacturers to develop optical networks for the
telecommunications and cable television industries..........  1.96%

TEXAS INSTRUMENTS is a global semiconductor company as well
as a leading designer and supplier of digital signal
processing solutions and analog technologies................  1.90%

EXODUS COMMUNICATIONS offers services that allow businesses
to outsource the management of their Internet sites.........  1.86%

RF MICRO DEVICES creates radio-frequency integrated circuits used in wireless communications products....................  1.73%

 TOP FIVE PORTFOLIO INDUSTRIES AS OF AUGUST 31, 1999*

                                  [BAR GRAPH]

                                                               AUGUST 31, 1999
                                                               ---------------
Electronics-Semiconductors                                               27.91%
Communications Technology-Equipment                                      16.78%
Computers-Software/Services                                              16.10%
Healthcare                                                                8.97%
Computers-Hardware                                                        8.17%

* As a Percentage of Fund's Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

                       Description                       Shares     Market Value
   -----------------------------------------------------------------------------
   COMMON STOCKS  89.3%
   COMMUNICATIONS  4.3%
   Gemstar International Group Ltd. (a)................   20,000    $  1,380,000
   Nextel Communications, Inc. (a).....................   35,000       2,023,438
   Powerwave Technologies, Inc. (a)....................   45,000       1,909,688
   Price Communications Corp. (a)......................   75,000       1,542,188
   United States Cellular Corp. (a)....................   30,000       1,689,375
   Western Wireless Corp. (a)..........................   30,000       1,160,625
   Wink Communications, Inc. (a).......................   14,500         594,500
                                                                    ------------
                                                                      10,299,814
                                                                    ------------
   COMMUNICATIONS TECHNOLOGY -- EQUIPMENT  15.0%
   ANTEC Corp. (a).....................................   50,000       2,278,125
   CommScope, Inc. (a).................................   75,000       2,582,812
   Comverse Technology, Inc. (a).......................   25,000       1,950,000
   Corning, Inc........................................   25,000       1,662,500
   General Instrument Corp. (a)........................   40,000       1,967,500
   Harmonic, Inc. (a)..................................   50,000       6,300,000
   JDS Uniphase Corp. (a)..............................   40,000       4,242,500
   Motorola, Inc.......................................   20,000       1,845,000
   Nokia Oyg Corp. - ADR (Finland).....................   20,000       1,667,500
   Nortel Networks Corp................................   40,000       1,642,500
   QUALCOMM, Inc. (a)..................................   25,000       4,804,687
   Scientific-Atlanta, Inc.............................   65,000       3,331,250
   TranSwitch Corp. (a)................................   40,000       1,987,500
                                                                    ------------
                                                                      36,261,874
                                                                    ------------
   COMPUTERS -- HARDWARE  7.3%
   Adaptec, Inc. (a)...................................   25,000         975,000
   Brocade Communications Systems, Inc. (a)............   15,000       2,821,875
   Copper Mountain Networks, Inc. (a)..................   15,000       1,755,000
   Electronics for Imaging, Inc. (a)...................   30,000       1,758,750
   Emulex Corp. (a)....................................   70,000       4,825,625
   Gadzoox Networks, Inc. (a)..........................   15,000       1,355,625

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                       Description                       Shares     Market Value
   -----------------------------------------------------------------------------
   COMPUTERS -- HARDWARE  (CONTINUED)
   Hewlett-Packard Co..................................   15,000    $  1,580,625
   Juniper Networks, Inc. (a)..........................   10,000       2,050,000
   MMC Networks, Inc. (a)..............................   17,000         524,875
                                                                    ------------
                                                                      17,647,375
                                                                    ------------
   COMPUTERS -- NETWORKING  6.7%
   Advanced Digital Information Corp. (a)..............   80,000       2,580,000
   Cisco Systems, Inc. (a).............................   30,000       2,034,375
   EMC Corp. (a).......................................   30,000       1,800,000
   Internet Capital Group, Inc. (a)....................    8,800         660,000
   Lexmark International Group, Inc., Class A (a)......   30,000       2,362,500
   Network Appliance, Inc. (a).........................   45,000       2,955,937
   Radisys Corp. (a)...................................   20,000         770,000
   SanDisk Corp. (a)...................................   35,000       2,953,125
                                                                    ------------
                                                                      16,115,937
                                                                    ------------
   COMPUTERS -- SOFTWARE/SERVICES  14.4%
   Adobe Systems, Inc..................................   20,000       1,992,500
   BroadVision, Inc. (a)...............................   30,000       2,986,875
   Check Point Software Technologies Ltd. (a)..........   25,000       1,928,125
   Concord EFS, Inc. (a)...............................   45,000       1,670,625
   Exodus Communications, Inc. (a).....................   50,000       4,018,750
   InfoCure Corp. (a)..................................   70,000       1,347,500
   Legato Systems, Inc. (a)............................   65,000       2,799,062
   MedQuist, Inc. (a)..................................   40,000       1,392,500
   Mercury Interactive Corp. (a).......................   20,000         955,000
   Micromuse, Inc. (a).................................   35,000       1,999,375
   Microsoft Corp. (a).................................   20,000       1,851,250
   NetIQ Corp. (a).....................................    5,300         159,000
   RealNetworks, Inc. (a)..............................   20,000       1,635,000
   Red Hat, Inc. (a)...................................    7,400         605,875
   Siebel Systems, Inc. (a)............................   25,000       1,717,188
   Unisys Corp. (a)....................................   40,000       1,720,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                       Description                       Shares     Market Value
   -----------------------------------------------------------------------------
   COMPUTERS -- SOFTWARE/SERVICES  (CONTINUED)
   VeriSign, Inc. (a)..................................   30,000    $  3,249,375
   VERITAS Software Corp. (a)..........................   30,000       1,777,500
   Verity, Inc. (a)....................................   20,000         975,000
                                                                    ------------
                                                                      34,780,500
                                                                    ------------
   CONSUMER CYCLICALS  1.2%
   Best Buy Co., Inc. (a)..............................   25,000       1,756,250
   Cheap Tickets, Inc. (a).............................   35,000       1,295,000
                                                                    ------------
                                                                       3,051,250
                                                                    ------------
   ELECTRONICS -- MANUFACTURING  3.5%
   AVX Corp............................................   30,000         898,125
   Creo Products, Inc. (Canada) (a)....................    8,900         194,131
   CTS Corp............................................   27,000       1,285,875
   Hadco Corp. (a).....................................   25,000       1,039,063
   KEMET Corp. (a).....................................   45,000       1,161,563
   Solectron Corp. (a).................................   30,000       2,347,500
   Zomax, Inc. (a).....................................   65,000       1,482,813
                                                                    ------------
                                                                       8,409,070
                                                                    ------------
   ELECTRONICS -- SEMICONDUCTORS  24.9%
   Alpha Industries, Inc...............................   35,000       1,992,813
   ANADIGICS, Inc. (a).................................   25,000         893,750
   Analog Devices, Inc. (a)............................   20,000       1,030,000
   Applied Micro Circuits Corp. (a)....................   20,000       1,845,000
   Broadcom Corp. (a)..................................   25,000       3,218,750
   Conexant Systems, Inc. (a)..........................   60,000       4,312,500
   Cree Research, Inc. (a).............................   50,000       1,690,625
   Cypress Semiconductor Corp. (a).....................   50,000       1,156,250
   Galileo Technology Ltd. (a).........................   35,000       1,824,375
   Hi/fn, Inc. (a).....................................   25,000       3,017,187
   Integrated Device Technology, Inc. (a)..............  125,000       2,437,500
   LSI Logic Corp. (a).................................   80,000       4,540,000
   Micrel, Inc. (a)....................................   25,000       1,915,625
   National Semiconductor Corp. (a)....................   50,000       1,409,375
   PMC Sierra, Inc. (a)................................   35,000       3,255,000
   QLogic Corp. (a)....................................   50,000       4,353,125

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                       Description                       Shares     Market Value
   -----------------------------------------------------------------------------
   ELECTRONICS -- SEMICONDUCTORS (CONTINUED)
   RF Micro Devices, Inc. (a)..........................   85,000    $  3,734,687
   SDL, Inc. (a).......................................   45,000       3,684,375
   Semtech Corp. (a)...................................   35,000       2,452,187
   Texas Instruments, Inc..............................   50,000       4,103,125
   TriQuint Semiconductor, Inc. (a)....................   40,000       2,115,000
   Vitesse Semiconductor Corp. (a).....................   15,000       1,020,000
   Xilinx, Inc. (a)....................................   45,000       3,147,187
   Zoran Corp. (a).....................................   35,000       1,163,750
                                                                    ------------
                                                                      60,312,186
                                                                    ------------
   EQUIPMENT -- SEMICONDUCTORS  3.2%
   ASM Lithography Holding N.V. - ADR (Netherlands)       30,000       1,893,750
     (a)...............................................
   Helix Technology Corp...............................   20,000         565,000
   KLA - Tencor Corp. (a)..............................   25,000       1,570,313
   Lam Research Corp. (a)..............................   45,000       2,539,687
   Teradyne, Inc. (a)..................................   20,000       1,361,250
                                                                    ------------
                                                                       7,930,000
                                                                    ------------
   HEALTH CARE  8.0%
   Andrx Corp. (a).....................................   25,000       1,796,875
   Biogen, Inc. (a)....................................   40,000       3,070,000
   ChiRex, Inc. (a)....................................   25,000         756,250
   Gilead Sciences, Inc. (a)...........................   20,000       1,558,750
   IDEC Pharmaceuticals Corp. (a)......................   20,000       2,541,250
   MedImmune, Inc. (a).................................   25,000       2,579,687
   MiniMed, Inc. (a)...................................   25,000       2,273,438
   QLT Phototherapeutics, Inc. (a).....................   20,000       1,637,500
   VISX, Inc. (a)......................................   35,000       3,167,500
                                                                    ------------
                                                                      19,381,250
                                                                    ------------
   PHOTOGRAPHY/IMAGING  0.8%
   In Focus Systems, Inc. (a)..........................   45,000         720,000
   Zebra Technologies Corp. (a)........................   25,000       1,175,000
                                                                    ------------
                                                                       1,895,000
                                                                    ------------
   TOTAL LONG-TERM INVESTMENTS  89.3%
       (Cost $190,776,648)......................................     216,084,256

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                       Description                                  Market Value
   -----------------------------------------------------------------------------
   REPURCHASE AGREEMENT  10.0%
   Warburg Dillon Reed ($24,280,000 par collaterized by U.S.
   Government obligations in a pooled cash account dated
   08/31/99, to be sold on 09/01/99 at $24,283,662)
     (Cost $24,280,000).........................................    $ 24,280,000
                                                                    ------------
   TOTAL INVESTMENTS  99.3%
     (Cost $215,056,648)........................................     240,364,256
   OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%..................       1,627,382
                                                                    ------------
   NET ASSETS  100.0%...........................................    $241,991,638
                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depositary Receipt

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including a repurchase agreement of
  $24,280,000 (Cost $215,056,648)...........................  $240,364,256
Cash........................................................         5,932
Receivables:
  Fund Shares Sold..........................................     7,311,251
  Investments Sold..........................................     3,814,204
  Interest..................................................         3,662
  Dividends.................................................           975
                                                              ------------
      Total Assets..........................................   251,500,280
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     8,910,925
  Fund Shares Repurchased...................................       201,420
  Investment Advisory Fee...................................       177,545
  Distributor and Affiliates................................       169,731
Accrued Expenses............................................        48,805
Trustees' Deferred Compensation and Retirement Plans........           216
                                                              ------------
      Total Liabilities.....................................     9,508,642
                                                              ------------
NET ASSETS..................................................  $241,991,638
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $218,510,745
Net Unrealized Appreciation.................................    25,307,608
Accumulated Net Realized Loss...............................    (1,825,348)
Accumulated Net Investment Loss.............................        (1,367)
                                                              ------------
NET ASSETS..................................................  $241,991,638
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $49,717,192 and 4,449,606 shares of
      beneficial interest issued and outstanding)...........  $      11.17
    Maximum sales charge (5.75%* of offering price).........           .68
                                                              ------------
    Maximum offering price to public........................  $      11.85
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $164,267,232 and 14,714,736 shares of
      beneficial interest issued and outstanding)...........  $      11.16
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $28,007,214 and 2,509,036 shares of
      beneficial interest issued and outstanding)...........  $      11.16
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          For the Period July 26, 1999
        (Commencement of Investment Operations) through August 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest......................................................   $    78,847
Dividends.....................................................         2,675
                                                                 -----------
    Total Income..............................................        81,522
                                                                 -----------
EXPENSES:
Investment Advisory Fee.......................................       177,545
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $9,434, $136,327 and $23,209, respectively)...       168,970

Shareholder Services..........................................        37,889
Custody.......................................................         7,719
Trustees' Fees and Related Expenses...........................         1,764
Legal.........................................................         1,296
Other.........................................................        13,406
                                                                 -----------
    Total Expenses............................................       408,589
    Less Credits Earned on Cash Balances......................         1,801
                                                                 -----------
    Net Expenses..............................................       406,788
                                                                 -----------
NET INVESTMENT LOSS...........................................   $  (325,266)
                                                                 ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss.............................................   $(1,825,348)
                                                                 -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.....................................           -0-
  End of the Period...........................................    25,307,608
                                                                 -----------
Net Unrealized Appreciation During the Period.................    25,307,608
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN..............................   $23,482,260
                                                                 ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS....................   $23,156,994
                                                                 ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                          For the Period July 26, 1999
        (Commencement of Investment Operations) through August 31, 1999
--------------------------------------------------------------------------------

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss......................................... $   (325,266)
Net Realized Loss...........................................   (1,825,348)
Net Unrealized Appreciation During the Period...............   25,307,608
                                                             ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........   23,156,994
                                                             ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................  220,058,816
Cost of Shares Repurchased..................................   (1,324,172)
                                                             ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........  218,734,644
                                                             ------------
TOTAL INCREASE IN NET ASSETS................................  241,891,638
NET ASSETS:
Beginning of the Period.....................................      100,000
                                                             ------------
End of the Period (Including accumulated net investment loss of $1,367)................................................ $241,991,638
                                                             ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                                 July 26, 1999
                                                                (Commencement of
                                                             Investment Operations)
                       Class A Shares                          to August 31, 1999
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................         $10.000
                                                                     -------
Net Investment Loss.........................................          (0.009)
Net Realized and Unrealized Gain............................           1.182
                                                                     -------
Total from Investment Operations............................           1.173
                                                                     -------
Net Asset Value, End of the Period..........................         $11.173
                                                                     =======
Total Return (a)............................................          11.70%*
Net Assets at End of the Period (In millions)...............         $  49.7
Ratio of Expenses to Average Net Assets (b).................           1.45%
Ratio of Net Investment Loss to Average Net Assets..........          (1.03%)
Portfolio Turnover..........................................              7%*

*  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period July 26, 1999 to August 31, 1999.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                                 July 26, 1999
                                                                (Commencement of
                                                             Investment Operations)
                       Class B Shares                          to August 31, 1999
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................         $10.000
                                                                     -------
Net Investment Loss.........................................           (.017)
Net Realized and Unrealized Gain............................           1.180
                                                                     -------
Total from Investment Operations............................           1.163
                                                                     -------
Net Asset Value, End of the Period..........................         $11.163
                                                                     =======
Total Return (a)............................................          11.60%*
Net Assets at End of the Period (In millions)...............         $ 164.3
Ratio of Expenses to Average Net Assets.....................           2.21%
Ratio of Net Investment Income to Average Net Assets........          (1.79%)
Portfolio Turnover..........................................              7%*

*  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period July 26, 1999 to August 31, 1999.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                                 July 26, 1999
                                                                (Commencement of
                                                             Investment Operations)
                       Class C Shares                          to August 31, 1999
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................         $10.000
                                                                     -------
Net Investment Loss.........................................           (.016)
Net Realized and Unrealized Gain............................           1.179
                                                                     -------
Total from Investment Operations............................           1.163
                                                                     -------
Net Asset Value, End of the Period..........................         $11.163
                                                                     =======
Total Return (a)............................................          11.60%*
Net Assets at End of the Period (In millions)...............         $  28.0
Ratio of Expenses to Average Net Assets (b).................           2.21%
Ratio of Net Investment Income to Average Net Assets........          (1.79%)
Portfolio Turnover..........................................              7%*

*  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period July 26, 1999 to August 31, 1999.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Technology Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation through investments in common stock of companies considered by the Fund's management to rely extensively on technology, science or communications in their product development or operations. The Fund commenced investment operations on July 26, 1999 with three classes of common shares, Class A, Class B, and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1999, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest

                                August 31, 1999
--------------------------------------------------------------------------------

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At August 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $1,825,348 which will expire on August 31, 2007.

    Net realized gains or losses may differ for financial and tax reporting purposes.

    At August 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $215,056,648, the aggregate gross unrealized appreciation is $28,180,421 and the aggregate gross unrealized depreciation is $2,872,813, resulting in net unrealized appreciation on long- and short-term investments of $25,307,608.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions.

                                August 31, 1999
--------------------------------------------------------------------------------

    For federal income tax purposes, net operating losses may not be used to offset income generated in future tax years. Therefore, for the period ended August 31, 1999, $323,899 of net investment loss and startup costs generated by the Fund has been reclassified from accumulated net investment loss to capital. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature.

F. EXPENSE REDUCTIONS--During the period ended August 31, 1999, the Fund's custody fee was reduced by $1,801 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .90 of 1%
Next $500 million.....................................     .85 of 1%
Over $1 billion or thereafter.........................     .80 of 1%

    For the period ended August 31, 1999, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the period ended August 31, 1999, the Fund recognized expenses of approximately $1,000 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended August 31, 1999, the Fund recognized expenses of approximately $9,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                                August 31, 1999
--------------------------------------------------------------------------------

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    At August 31, 1999, Van Kampen owned 4,000 shares of Class A, 3,000 shares of Class B, and 3,000 shares of Class C.

3. CAPITAL TRANSACTIONS

    At August 31, 1999, capital aggregated $45,038,940, $148,236,808 and
$25,234,997 for Classes A, B and C, respectively. For the period ended August 31, 1999, transactions were as follows:

                                                SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A...................................   4,494,651    $ 45,603,198
  Class B...................................  14,753,444     148,873,096
  Class C...................................   2,537,523      25,582,522
                                              ----------    ------------
Total Sales.................................  21,785,618    $220,058,816
                                              ==========    ============
Repurchases:
  Class A...................................     (49,045)   $   (537,859)
  Class B...................................     (41,708)       (446,360)
  Class C...................................     (31,487)       (339,953)
                                              ----------    ------------
Total Repurchases...........................    (122,240)   $ (1,324,172)
                                              ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A Shares after the eighth year following purchase. The CDSC for Class B and C

                                August 31, 1999
--------------------------------------------------------------------------------

shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                   CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                --------------------------
YEAR OF REDEMPTION                              CLASS B            CLASS C
--------------------------------------------------------------------------
First........................................     5.00%              1.00%
Second.......................................     4.00%               None
Third........................................     3.00%               None
Fourth.......................................     2.50%               None
Fifth........................................     1.50%               None
Sixth and Thereafter.........................      None               None

    For the period ended August 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $248,800 and CDSC on redeemed shares of approximately $12,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $205,289,757 and $12,687,760, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under

                                August 31, 1999
--------------------------------------------------------------------------------

the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. No fees were paid for the period ended August 31, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Equity Trust II --

Van Kampen Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Technology Fund (a fund of the Van Kampen Equity Trust II, referred to as the "Fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

                                               PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
October 6, 1999

                           VAN KAMPEN TECHNOLOGY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary
JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.